VOYA VARIABLE PORTFOLIOS, INC.
Voya Index Plus MidCap Portfolio
(the “Portfolio”)
Supplement dated May 1, 2025
to the Portfolio’s Class I and Class S Shares’
Summary Prospectus and Prospectus, each dated May 1, 2025
(together, the “Prospectuses”)
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
In accordance with recent changes to regulatory disclosure requirements regarding investment company names, the Portfolio’s policy to invest in accordance with the investment focus that the Portfolio’s name suggests (the “80% Investment Policy”) is changed effective June 30, 2025 (the “Effective Date”), as set forth below.
Current 80% Investment Policy	New 80% Investment Policy as of the
Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in securities	any borrowings for investment purposes) in
of mid-capitalization companies included in the	investments tied to mid-capitalization companies
Index.	included in the Index.
Although the Portfolio’s new 80% Investment Policy and related disclosure changes are set forth in the Portfolio’s Prospectuses, these changes will not be effective until the Effective Date. Until the Effective Date, the Portfolio’s current 80% Investment Policy and related disclosure, as set forth in the table below under the heading “Current Disclosure”, will continue in effect and supersede the disclosure in the first paragraph in the section of the Prospectuses entitled “Principal Investment Strategies” (which, for reference, is set forth in the table below under the heading “Disclosure as of the Effective Date”).
Current Disclosure	Disclosure as of the Effective Date
Under normal market conditions, the Portfolio	Under normal circumstances, the Portfolio invests
invests at least 80% of its net assets (plus	at least 80% of its net assets (plus the amount of
borrowings for investment purposes) in securities	any borrowings for investment purposes) in
of mid-capitalization companies included in the	investments tied to mid-capitalization companies
Index. The Portfolio will provide shareholders	included in the Index. For purposes of this 80%
with at least 60 days’ prior notice of any change in	policy, mid-capitalization companies means
this investment policy.	companies that are included in the Index.
The Index is a stock market index comprised of
common stocks of 400 mid-capitalization
companies traded in the United States and selected
by S&P Global Ratings. For this Portfolio, the
sub-adviser (the “Sub-Adviser”) defines mid-
capitalization companies as companies that are
included in the Index at the time of purchase.
In addition, the section of the Prospectus entitled “Additional Information About 80% Investment Policies Related to Portfolio Names” is inapplicable to the Portfolio until the Effective Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE. THIS SUPPLEMENT WILL EXPIRE ON THE EFFECTIVE DATE.